                  AMENDMENT NO. 4 dated as of July 19, 1999 (this "Amendment") to the Credit Agreement dated as of December 2, 1998, as amended (the "Credit Agreement") by and among FAMILY GOLF CENTERS, INC., a New York corporation (the "Company"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as Agent and as a Lender, and the Lenders Party Thereto.

         WHEREAS, the Company has requested and the Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to amend certain provisions of the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

         1. AMENDMENT. Paragraph 1(d) of Amendment No. 3 to Credit Agreement, dated as of April 30, 1999, by and between the Company and Chase, as Agent, is hereby amended by amending subsection "(iv)" thereof in its entirety to provide as follows:

         "(iv) (a) the final date of maturity of such Indebtedness shall not be less than five (5) years from the date of funding thereof and (b) the principal repayment of such Indebtedness shall be as follows: (I) $10,000,000 of such Indebtedness shall be based upon an amortization schedule of not less than ten (10) years and (II) $10,000,000 of such Indebtedness shall be based upon an amortization schedule of not less than fifteen (15) years,"

         2.       MISCELLANEOUS.

         Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

         Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

         The amendment herein contained is limited specifically to the matter set forth above and does not constitute directly or by implication an amendment or waiver of any other provision of Credit Agreement or any default which may occur or may have occurred under the Credit Agreement.

         The Company hereby represents and warrants that (a) after giving effect to this Amendment, the representations and warranties by the Company and each of its Subsidiaries pursuant to the Credit Agreement and the Loan Documents to which each is a party are true and correct in all material respects as of the date hereof with the same effect as those such representations and warranties have been made on and as of such date, unless such representation is as of a specific date, in which case, as of such date, (b) subject to the succeeding sentence, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. The Company has not yet received the financial information necessary to calculate its compliance with the financial covenants set forth in

Section 7.13 of the Credit Agreement. Accordingly, no representation is made as of the date hereof as to the Company's compliance with those financial covenants as of June 30, 1999. The execution by the Agent on the date hereof of this Amendment shall not constitute a waiver of any Default or Event of Default that may have occurred with respect to such financial covenants and all rights and remedies of the Agent and the Lenders with respect to any such Default or Event of Default are expressly reserved.

         Please be advised that should there be a need for further amendments or waivers with respect to these covenants or any other covenants, those requests shall be evaluated by the Lenders when formally requested, in writing, by the Company, and the Lenders may deny any such requests for any reason in their sole discretion.

         This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment. This Amendment shall become effective when duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Agent.

         This Amendment shall constitute a Loan Document.

         IN WITNESS WHEREOF, the Company and the Agent, as authorized on behalf of the Required Lenders, have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                  FAMILY GOLF CENTERS, INC.


                                  By:   S/ Dominic Chang
                                       ------------------------
                                  Name: Dominic Chang
                                  Title: President


                                  THE CHASE MANHATTAN BANK,
                                  as Agent


                                  By:   S/ Robert F. Eisen, Jr.
                                       -------------------------
                                  Name: Robert F. Eisen, Jr.
                                  Title: Vice President
FF2/156576_1

                                     CONSENT

Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under a Guaranty dated as of December 2, 1998, hereby acknowledges the terms of the Amendment contained herein and confirms that its Guaranty is in full force and effect.

ORIENT ASSOCIATES                          TPT SEGUNDO, INC.
INTERNATIONAL, INC.

SKYDRIVE ALLEY POND COMPANY,               GLOBAL GOLF/GAVILAN
INC

SKYDRIVE GREENBURGH CO., INC.              INDIAN RIVER FAMILY GOLF
                                           CENTERS, INC.

SKYCON CONSTRUCTION CO., INC.              TUSCON FAMILY GOLF CENTERS,
                                           INC.

SKYDRIVE WILLOWBROOK, NJ,                  CINCINNATI FAMILY GOLF
INC.                                       CENTERS, INC.

SKYDRIVE CO., INC.                         ST. LOUIS FAMILY GOLF CENTERS,
                                           INC.

PELHAM FAMILY GOLF CENTERS,                WEST PALM BEACH FAMILY GOLF
INC.                                       CENTERS, INC.

RICHMOND FAMILY GOLF                       SAN JOSE FAMILY GOLF CENTERS,
CENTERS, INC.                              INC.

PEACHTREE FAMILY GOLF                      EASTON FAMILY GOLF CENTERS,
CENTERS, INC.                              INC.

ALPHARETTA FAMILY GOLF                     RANDALL'S ISLAND FAMILY GOLF
CENTERS, INC.                              CENTERS, INC.

VALLEY VIEW FAMILY GOLF                    PRIVATIZATION PLUS, INC.
CENTERS, INC.

MESA FAMILY GOLF CENTERS, INC.             WESTMINSTER FAMILY GOLF
                                           CENTERS, INC.

VIRGINIA BEACH FAMILY GOLF                 CAROLINA SPRINGS FAMILY GOLF
CENTERS, INC.                              CENTERS, INC.

BY:   S/ PAMELA S. CHARLES                 BY:   S/ PAMELA S. CHARLES
     --------------------------                --------------------------
TITLE:  VICE PRESIDENT OF EACH OF THE      TITLE:  VICE PRESIDENT OF EACH OF THE
FOREGOING CORPORATIONS                     FOREGOING CORPORATIONS

FLEMINGTON FAMILY GOLF                   DENVER FAMILY GOLF CENTERS,
CENTERS, INC.                            INC.

YORKTOWN FAMILY GOLF                     FLANDERS FAMILY GOLF CENTERS,
CENTERS, INC.                            INC.

THE PRACTICE TEE, INC.                   MARGATE FAMILY GOLF CENTERS,
                                         INC.

THE SEVEN IRON, INC.                     BROOKLYN FAMILY GOLF
                                         CENTERS, INC.

C.B. FAMILY GOLF CENTERS, INC.           LAKE GROVE FAMILY GOLF
                                         CENTERS, INC.

DARLINGTON FAMILY GOLF                   GOLDEN SPIKES, INC.
CENTERS, INC.

MAINEVILLE FAMILY GOLF                   WHITEHALL FAMILY GOLF
CENTERS, INC.                            CENTERS, INC.

MILWAUKEE FAMILY GOLF                    SPORTS PLUS PROPERTIES, INC.
CENTERS, INC.

OLNEY FAMILY GOLF CENTERS,               SPORTS PLUS PROPERTIES, LLC
INC.

PALM DESERT FAMILY GOLF                  GENPROP, LLC
CENTERS, INC.

BROWARD FAMILY GOLF CENTERS,             ICEWORKS OF AMERICA, INC.
INC.

ENGLEWOOD FAMILY GOLF                    COMMACK FAMILY GOLF
CENTERS, INC.                            CENTERS, INC.

RALEIGH FAMILY GOLF CENTERS,             GREENVILLE FAMILY GOLF
INC.                                     CENTERS, INC.

TEMPE FAMILY GOLF CENTERS,               THE GOLF ACADEMY OF HILTON
INC.                                     HEAD ISLAND, INC.

GREEN OAK GOLF PRACTICE                  CHICAGO FAMILY GOLF CENTERS,
CENTER, INC.                             INC.

BY:   S/ PAMELA S. CHARLES               BY:   S/ PAMELA S. CHARLES
    ----------------------------            ----------------------------
TITLE:  VICE PRESIDENT OF EACH           TITLE:  VICE PRESIDENT OF EACH OF THE
OF THE FOREGOING CORPORATIONS            FOREGOING CORPORATIONS

BRONX FAMILY GOLF CENTERS,                FEDERAL WAY FAMILY GOLF
INC.                                      CENTERS,INC.

MILPITAS FAMILY GOLF CENTERS,             COUNTY LINE FAMILY GOLF
INC.                                      CENTERS, INC.

SAN BRUNO FAMILY GOLF                     FAIRFIELD FAMILY GOLF CENTERS,
CENTERS, INC.                             INC.

INTERBAY FAMILY GOLF CENTERS,             CONFIDENCE GOLF, INC.
INC.

                                          KANSAS FAMILY GOLF CENTERS,
CARVER FAMILY GOLF CENTERS,               INC.
INC.

                                          ELK GROVE FAMILY GOLF
PALM FAMILY GOLF CENTERS, INC.            CENTERS, INC.


                                          SPORTS PLUS CINCINNATI, INC.
CERRITOS FAMILY GOLF CENTERS,
INC.                                      WICHITA FAMILY GOLF CENTERS,
                                          INC.

PHILADELPHIA FAMILY GOLF
CENTERS, INC.

                                          STUART FAMILY GOLF CENTERS,
ENCINO/BALBOA FAMILY GOLF                 INC.
CENTERS, INC.

HOLBROOK FAMILY GOLF                      SPORTS PLUS RALEIGH, INC.
CENTERS, INC.

SHELTON FAMILY GOLF CENTERS,              SPORTS PLUS WOODBRIDGE, INC.
INC.

SPORTS PLUS NEW ROCHELLE, INC.            METROGOLF INCORPORATED

METROGOLF SAN DIEGO                       METROGOLF VIRGINIA, INC.
INCORPORATED

METROGOLF ILLINOIS CENTER,                METROGOLF NEW YORK, INC.
INC.

BY:   S/ PAMELA S. CHARLES                BY:   S/ PAMELA S. CHARLES
   ----------------------------               -------------------------
TITLE:  VICE PRESIDENT OF EACH OF THE     TITLE:  VICE PRESIDENT OF EACH OF THE
FOREGOING CORPORATIONS                    FOREGOING CORPORATIONS

METROGOLF MANAGEMENT, INC.                 FAMILY GOLF ACQUISITION, INC.

CARLSBAD FAMILY GOLF CENTERS,              FAMILY GOLF VENDING,INC.
INC.

EVERGREEN FAMILY GOLF                      OVERLAND FAMILY GOLF
CENTERS, INC.                              CENTERS, INC.

OVERLAND PARK, LLC                         GREEN VALLEY FAMILY GOLF
                                           CENTERS, INC.

GREEN VALLEY RANCH GOLF                    PARDOC VENDING CORP.
COURSE, LLC

EAGLE QUEST GOLF CENTERS                   EAGLE QUEST GOLF CENTERS
(TEXAS) INC.                               (TEXAS II) INC.

PRECISION COURSES, INC.                    EAGLE QUEST GOLF CENTERS
                                           (CALIFORNIA) INC.

IMG PROPERTIES, INC.                       EAGLE QUEST GOLF CENTERS (H.P.)
                                           INC.

EAGLE QUEST GOLF CENTERS                   EAGLE QUEST GOLF CENTERS
ENTERTAINMENT INC.                         (WASHINGTON) INC.

EAGLE QUEST GOLF CENTERS (U.S.)            GOLF PARK, INC.
INC.

SOLANO GOLF CENTER, LP                     GOOSE CREEK GOLF PARTNERS
                                           LIMITED PARTNERSHIP

ILLINOIS CENTER GOLF PARTNERS,             VINTAGE NEW YORK GOLF, LLC
L.P.

GBGC FAMILY GOLF CENTERS, INC.             SACRAMENTO FAMILY GOLF
                                           CENTERS, INC.

VOORHEES FAMILY GOLF                       PORTLAND FAMILY GOLF
CENTERS, INC.                              CENTERS, INC.

BY:   S/ PAMELA S. CHARLES                 BY:   S/ PAMELA S. CHARLES
    ---------------------------                -------------------------
TITLE:  VICE PRESIDENT OF EACH OF THE      TITLE:  VICE PRESIDENT OF EACH OF THE
FOREGOING CORPORATIONS                     FOREGOING CORPORATIONS

KANSAS CITY FAMILY GOLF                     BLUE EAGLE OF KANSAS, INC.
CENTERS, INC.

BLUE EAGLE OF FLORIDA, INC.                 BLUE EAGLE (OP) INC.

PINNACLE ENTERTAINMENT, INC.                SKATENATION, INC.

RECREATIONAL MANAGEMENT                     RECREATIONAL MANAGEMENT
SERVICES CORPORATION                        CORPORATION

RECREATIONAL MANAGEMENT                     SKATENATION OF RICHMOND
SERVICES CORPORATION OF NEW                 WEST, LLC
JERSEY, INC.

SKATENATION OF RICHMOND                     SKATENATION OF PRINCE
SOUTH,  LLC                                 WILLIAM, LLC

SKATENATION OF RESTON, LLC                  SKATENATION OF PINEY ORCHARD,
                                            LLC

INTERNATIONAL SKATING CENTER                82ND AVENUE GOLF RANGE, INC.
OF CONNECTICUT, LLC

RMSC OF CALIFORNIA, INC.

BY:   S/ PAMELA S. CHARLES                  BY:   S/ PAMELA S. CHARLES
     ------------------------                    -----------------------
TITLE:  VICE PRESIDENT OF EACH OF THE       TITLE: VICE PRESIDENT OF EACH OF THE
FOREGOING CORPORATIONS                      FOREGOING CORPORATIONS




                                                            FF2/156576_2






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